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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 21, 2003


                        Commission file number: 333-04937




                               KINARK CORPORATION
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             (Exact name of Registrant as specified in its charter)




         DELAWARE                                               71-0268502
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(State of other jurisdiction                                 (I.R.S. Employer
     of incorporation)                                      Identification No.)



 2250 EAST 73RD STREET
    TULSA, OKLAHOMA                                                74136
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 (Address of principal                                           (Zip Code)
  executive offices)




                                 (918) 494-0964
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              (Registrant's telephone number, including area code)





                                 NOT APPLICABLE
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                     (Former name, former address and former
                   fiscal year, if changes since last report)




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ITEM 9.  REGULATION FD DISCLOSURE

On May 21, 2003, Kinark Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Kinark Corporation


Date:  May 21, 2003                           By: /s/ Paul R. Chastain
                                                  ------------------------------
                                                  Paul R. Chastain
                                                  Vice President and
                                                  Chief Financial Officer
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                                  EXHIBIT INDEX



Exhibit No.         Description
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  99.1              Press release, dated May 21, 2003, of Kinark Corporation